UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     August 23, 2004

COLDWATER CREEK INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-21915	82-0419266
(Commission File Number)	(IRS Employer Identification No.)

ONE COLDWATER CREEK DRIVE, SANDPOINT, IDAHO	83864
(Address of Principal Executive Offices)	(Zip Code)

(208) 263-2266
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                                 Elizabeth Ann Pence resigned from her position as a Director of Coldwater Creek Inc. (the “Company”) effective August 23, 2004.  In connection with her resignation and in recognition of her contributions as co-founder of the Company, she was given an honorary title of Chairman Emeritus and certain lifetime benefits were extended to her as described in Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Description of benefits extended to Ann Pence

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLDWATER CREEK INC.

Date: August 25, 2004
/s/ Dennis C. Pence
Dennis C. Pence, Chief Executive Officer

Exhibit Index

99.1                           Description of benefits extended to Ann Pence